UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	October 29, 2004
(Date of earliest event reported):	(October 28, 2004)
Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |  |  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

D&E COMMUNICATIONS, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01  Other Events

     At a meeting of the Board of Directors of D&E Communications, Inc. on October 28, 2004, the Board elected G. William Ruhl as the new Chairman of the Board and President, effective November 1, 2004. As previously announced, effective November 1, 2004, D&E's current Chairman and President, Ann B. Sweigart, will be retiring. For further details, reference is made to the Press Release, dated October 28, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits:

          99     Press Release dated October 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

D&E COMMUNICATIONS, INC. By: /s/ Thomas E. Morell
Date: October 28, 2004	Thomas E. Morell
Senior Vice President
Chief Financial Officer and Treasurer